Investments	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Investments

Note 3 – Investments

The Company has made investments in a private company, in the amount of $220,000 and $135,000 as of December 31, 2011 and 2010, respectively.  Cephas does not have a controlling interest (less than 20%) or participate in management or share in profits or losses of the Company.  Cephas accounts for the investment at cost, as the investments are collateralized by demand notes payable.  There has been no negative evidence of impairment or reasons to reduce the investment.  Management has considered like values of like investment, future discounted cash flows, estimated return on investment and other unobservable considerations in determining that cost represents fair market value. See Note 10 “Commitment and Contingencies”.